                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ William B. Walker
                                       ---------------------------------------
                                       William B. Walker

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.


                                        /s/ Roland J. Santoni
                                       ---------------------------------------
                                        Roland J. Santoni

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ Stephen F. Dwyer
                                       ---------------------------------------
                                       Stephen F. Dwyer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ Gregory J. Duman
                                       --------------------------------------
                                       Gregory J. Duman

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ Parag Saxena
                                       ------------------------------------
                                       Parag Saxena

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ Mitchell L. Murphy
                                       --------------------------------------
                                       Mitchell L. Murphy

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ William P. Rasmussen
                                       ------------------------------------
                                       William P. Rasmussen

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                       /s/ Jeffrey L. Sklar
                                       -------------------------------------
                                       Jeffrey L. Sklar

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2000, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February 2001.



                                        /s/ Douglas T. Gjerde
                                        ------------------------------------
                                        Douglas T. Gjerde